UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 30, 2004

                       P.D.C. INNOVATIVE INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)

                                     0-27157
                             ----------------------
                             Commission file number

        Nevada                                                  65-0789306
----------------------------                                -------------------
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)

        2602-B W. Azeele Avenue
           Tampa, Florida                                          33609
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

                                  813-258-0606
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.02. DEPARTURE OF PRINCIPAL OFFICER AND APPOINTMENT OF PRINCIPAL OFFICER

On December 28, 2004, at a Special Board of Directors meeting, the Board of Directors accepted the resignation of Mr. James E. Cheatham as the Chief Executive Officer of the company. Mr. Cheatham remains as Chairman of the Board of Directors.

On December 28, 2004, at the same Board of Directors meeting, the Board of Directors appointed Paul R. Smith as the Chief Executive Officer of the company. Mr. Smith remains as President of the company and a member of the Board of Directors.

ITEM 8.01. OTHER EVENTS

On December 30, 2004, the company moved its principal executive offices to 2602-B W. Azeele Avenue, Tampa, FL 33609.

FORWARD-LOOKING STATEMENTS

Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company's filings with the Securities and Exchange Commission.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2004                 P.D.C. Innovative Industries, Inc.


                                        /s/ Paul R. Smith
                                        ----------------------------------------
                                        Paul Smith
                                        CEO & President, (Principal
                                        Executive Officer) and
                                        Director


                                        /s/ Jay E. Ostrow
                                        ---------------------------
                                        Jay E. Ostrow
                                        Chief Financial Officer
                                        (Principal Accounting Officer)


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